EXHIBIT 10.51


November 9, 1999


Olympic Seismic Ltd.
3750, 205 - 5th Ave. S.W.
Calgary, Alta.
T2P 2V7


Attention: Suzanne Bowden

Dear Sirs:

Re: Credit Facilities

Further to our discussions, we are pleased to confirm the availability of the credit facilities described in this letter (the "Credit Facility"), subject to the following terms and conditions. Should you find the following terms and conditions of the Credit Facility to be acceptable, please acknowledge by signing and retuning the duplicate copy of this letter by November 30, 1999.

The Credit Facility described below is in addition to the undernoted facilities which are governed by separate agreements:

             $100,000 Corporate Visa


BORROWER:    OLYMPIC SEISMIC LTD. (the "Borrower')
---------

LENDER:      Royal Bank of Canada (the "Bank") through its branch of account
-------
             (Branch of Account") at 339 - 8th Ave. S.W., Calgary, Alberta.

AMOUNT:      *$5,000,000 is available by way of:
-------

(a)      Prime Based Loans;
(b)      Bankers' Acceptances; and/or
(c)      Letters of Credit.

             *5,000,000 is available between October 1st and May 30th annually. *2,000,000 is available between June 1st and Sept. 30th annually.















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Olympic Seismic Ltd.                                                      Page 2
Confirmation of Credit Facilities Letter
November 9, 1999

PURPOSE:     Operating purposes.
--------

MARGIN
REQUIREMENTS:Total amounts outstanding under this credit facility plus the ------------ amount of all claims having priority to the Bank shall not at any time exceed 75 % of good trade accounts receivable acceptable to the Bank excluding inter-company accounts, holdbacks receivable and the entire outstanding balance of accounts where any portion exceeds 90 days.

INTEREST
RATES:       Prime Based Loans: Prime + .35% per annum
--------

             All Segments

             The Borrower shall pay the Bank interest on all Prime Based Loans in the currency in which such loans are denominated. The Borrower shall pay such interest monthly in arrears at the applicable rates per annum set out above calculated on a daily basis on the outstanding amount of such loans and based on the actual number of days elapsed in the period for which such interest is payable. Such interest shall be payable on the last day of each month or on such other day in each month as may be specified by the Bank from time to time.

ACCEPTANCE
FEES:        RBPAF +. 50% per annum
----------

             All Segments

             The Borrower shall pay to the Bank acceptance fees in Canadian Dollars in advance at the rate set forth above at the time of issue of each Bankers' Acceptance. Acceptance fees shall be calculated on the face amount of the Bankers' Acceptance issued and based upon the number of days in the term of the Bankers' Acceptance issued.

COMMITMENT
FEE:         A  non-refundable  commitment fee of $12,750 shall be paid on the
----------    acceptance of this Agreement.

LETTER OF
CREDIT FEES: Scheduled Rates
-----------

             Letter of Credit fees are payable to the Bank at the scheduled rates of the Bank from time to time in effect on the date of issue in the currency in which the Letter of Credit is issued. The Letter of Credit fee shall be based upon the amount of the Letter of Credit issued and calculated on the number of days that the Letter of Credit is to be outstanding.

Olympic Seismic Ltd.                                                      Page 3
Confirmation of Credit Facilities Letter
November 9, 1999

REVOLVING
FUNDS
ARRANGEMENT: A loan administration fee of $125 is payable monthly in arrears ----------- on the first business day of each month for the automatic revolvement of loans on behalf of the Borrower.

STANDBY FEES:The Borrower shall pay to the Bank a standby fee of.125 % per ------------ annum payable monthly in arrears on the 3rd day of each month calculated on a daily basis on the unutilized portion of this credit facility for the period commencing on Dec. 1, 1999 with the first payment to be made January 3rd, 2000. All or any portion of the maximum amount available under this credit facility may be permanently cancelled by the Borrower without penalty provided the Borrower prepays such amounts as may be necessary to ensure amounts outstanding under this credit facility are not in excess of the maximum amount available under this credit facility after giving effect to such cancellation.

NOTICE
REQUIREMENTS:The Borrower agrees that the Bank may from time to time establish ------------ reasonable notice requirements for obtaining advances and making repayments hereunder.

REPAYMENT: All amounts outstanding under this Credit Facility including the --------- face amount of all Bankers' Acceptances are payable on demand and the following repayment provisions are in addition to and not in substitution for the Bank's right to make such demand.

             This is a revolving operating credit facility. The Borrower authorizes the Bank to advance and repay Prime Based Loans in minimum amounts of $5,000 in order to cover overdrafts and utilize deposits in account #100-116-1 (Tr.00009) or in such operating deposit accounts of the Borrower as may be specified by the Borrower to the Bank from time to time.

SPECIAL
PROVISIONS:  The Special Provisions  contained in Schedule "A" attached hereto
----------   form part of this Agreement.

EVIDENCE OF
INDEBTEDNESS:The Bank shall maintain on the records of the Branch of Account, ------------ accounts evidencing the Borrower's liability to the Bank in respect of amounts outstanding by the Borrower to the Bank under this Agreement. The Bank shall record the amounts outstanding under this Agreement, all payments made from time to time in respect thereof and all other amounts becoming due to the Bank under this Agreement which remain unpaid when due. The Bank's accounts constitute, in the absence of manifest error, prima facie evidence of ------------ the indebtedness of the Borrower to the Bank pursuant to this

Olympic Seismic Ltd.                                                      Page 4
Confirmation of Credit Facilities Letter
November 9, 1999

             Agreement. The Borrower authorizes and directs the Bank to automatically debit, by mechanical, electronic or manual means, the bank accounts of the Borrower for all amounts payable under this Agreement, including but not limited to the repayment of principal and the payment of interest, fees and all charges for the keeping of such bank account.

PREPAYMENTS: Subject to any provisions to the contrary which are contained in ----------- this Agreement or any other agreement entered into by the
             Borrower with respect to amounts outstanding hereunder, amounts outstanding may be prepaid at any time without penalty.

COVENANTS:   Without  affecting  or limiting the right of the Bank at any time
---------    to demand  payment  or cancel any  undrawn  portion of any demand loan hereunder, the Borrower covenants and agrees with the Bank to:

             (1)  it will pay duly and punctually all amounts due hereunder;

             (2) it will deliver to the Bank such financial and other information as the Bank may reasonably request from time to time, including but not limited to the following:

                  (a) audited annual financial statements of the Borrower within 120 days after each fiscal year end;
                  (b) quarterly company prepared Financial Statements within 30 days of each quarter end;
                  (c) monthly aged list of accounts receivables supported by a Compliance Certificate within 25 days of each month end;
                  (d) monthly aged list of accounts payable within 25 days of each month end;
                  (e) any information that the Bank may require relating to the state of Year 2000 readiness of the Borrower. For the purpose of the foregoing, ?Year 2000 readiness? means that all software embedded microchips, and other processing capabilities utilized by, and material to the business operations or financial condition of, the Borrower are able to interpret and manipulate data on and involving all calendar dates correctly and without causing any abnormal ending scenario, including in relation to dates in and after the year 2000; and
                  (f) Annual Business Plan with 120 days after each fiscal year end.

             (3) it will promptly pay when due all business, income and other taxes properly levied on its operations and property and remit all statutory employee deductions when due;

             (4) it will not and will not allow or permit its subsidiaries to sell, transfer or otherwise dispose of a substantial portion of its assets without the prior written consent of the Bank;

Olympic Seismic Ltd.                                                      Page 5
Confirmation of Credit Facilities Letter
November 9, 1999


             (5) it will, as of the end of each fiscal quarter, maintain a ratio of debt to equity of not more than .50 to 1. For purposes of the foregoing, debt means all liabilities less the amount due to affiliates and equity means sum of share capital, paid capital, retained earnings and amounts due to affiliates minus the investment in marketable securities, all as determined in accordance with generally accepted accounting principles; and

             (10) it will maintain a current ratio of 1:1.

             All covenants contained herein shall remain in force for the benefit of the Bank at all times before, on and after the making of advances hereunder and/or the taking of security pursuant hereto.

ENVIRONMENTAL
PROVISIONS:  The  Borrower  confirms  that it has  disclosed  to the  Bank all
----------   environmental  matters which could have a material  effect on the financial  condition  or  operations  of  the  Borrower  and  its subsidiaries.  The Borrower will keep the Bank fully  informed of
             all  such   matters   and  will   comply  (and  will  ensure  its
             subsidiaries comply) in all material respects with applicable environmental laws and any environmental permits which may govern its operations. The Bank shall have the right to make good faith inquiries with governmental agencies regarding environmental matters affecting the Borrower and its subsidiaries and, upon reasonable notice to the Borrower, the Bank (and its consultants) shall have the right to enter the premises of the Borrower and its subsidiaries to carry out such environmental reviews as the Bank in its sole discretion deems advisable.

PERFORMANCE
OF COVENANTS:If the Borrower fails to perform any covenant hereunder, the Bank ------------ may, in its sole discretion, perform any such covenant and expend such money as may be necessary for purposes thereof. Any such expenditure so made by the Bank shall be repaid by the Borrower on demand and shall bear interest at the rate and in the manner set forth hereunder for overdue amounts from the date the Bank makes such expenditure until and including the date the Bank is repaid.

COLLATERAL-
SECURITY: The Borrower agrees to provide to the Bank, in form and substance -------- satisfactory to the Bank, the following documentation which the
             Borrower hereby acknowledges will be held by the Bank in connection with this Credit Facility:

             - General Security Agreement Floating Charge on Land.

Olympic Seismic Ltd.                                                      Page 6
Confirmation of Credit Facilities Letter
November 9, 1999

CONDITIONS
PRECEDENT:   The  obligation of the Bank to make  available any advances under
---------    the Credit  Facility is conditional  upon the receipt in form and substance satisfactory to the Bank of:

             (a) a duly executed copy of this Agreement;
             (b) duly executed copies of Security; and
             (c) satisfactory scoring of Y2K questionnaire.

             The obligation of the Bank to make available the Credit Facility is subject to the Bank being satisfied, at the time of advance, that a material adverse change in the financial condition or operation of the Borrower has not occurred, that the Borrower is not in default hereunder, and that no stay of proceedings against the Borrower or their property is then in effect.

RESERVE
INDEMNITY:   The  Borrower   shall   reimburse  the  Bank  that  amount  which
---------    compensates  the Bank for any  additional  cost or  reduction  in income caused by an imposition, implementation or increase of reserves, capital adequacy or similar requirement against assets or liabilities held by the Bank, deposits in or for the account of the Bank, loans made by the Bank, bankers' acceptances accepted by the Bank, letters of credit issued by the Bank, commitments by the Bank to fund loans or any acquisition by the Bank of funds for loans made by the Bank.

GENERAL
INDEMNITY: The Borrower shall indemnify the Bank from and against all --------- losses, damages, expenses and liabilities which the Bank may sustain or incur as a consequence of any default by the Borrower under any provision of this Agreement or as a consequence of any environmental matter, whether existent now or in the future, which affects the property of the Borrower or its subsidiaries.

OTHER
CONDITIONS: The Credit Facility is made available at the sole discretion of ---------- the Bank and the Bank may cancel any unutilized portion of the
             Credit Facility at any time and from time to time without notice.

PAYMENTS:    References  herein to "$" means  Canadian  Dollars.  All payments
--------     hereunder  are  payable  for value on the date on which  they are due.

RENEWAL:     The Credit  Facility is available from time to time at the Bank's
-------      sole discretion and is subject to review by the Bank at any time.

Olympic Seismic Ltd.                                                      Page 7
Confirmation of Credit Facilities Letter
November 9, 1999

EXPENSES:      All legal costs,  fees and expenses  incurred in connection  with
--------       the preparation, negotiation,  documentation and operation of the
               Credit Facility, including the enforcement of the Bank's fights under each document delivered in connection with the Credit
               Facility will be for the account of the Borrower.

We very much appreciate the opportunity to establish our relationship with your company.



Yours truly,

ROYAL BANK OF CANADA

SCHEDULE "A" TO A LETTER AGREEMENT DATED NOVEMBER 9, 1999 BETWEEN ROYAL BANK OF CANADA AND OLYMPIC SEISMIC LTD.

SPECIAL PROVISIONS

                  PROVISIONS APPLICABLE TO BANKERS' ACCEPTANCES

The term "Bankers' Acceptances" means bankers acceptances denominated in Canadian Dollars which are issued by the Borrower and accepted by the Bank. The term "RBPAF" means the annual rate announced from time to time by the Bank as its reference rate then in effect for determining fees on bankers' acceptances accepted by the Bank in Canada. Bankers' Acceptances shall have a term of at least thirty (30) days and not more than one hundred and eighty (180) days excluding days of grace. Two business days prior written notice for the issue, the reissue and the method of repayment on maturity of a Bankers' Acceptance shall be given by the Borrower to the Bank and must be received by the Bank by no later than 10:00 a.m. on the stipulated notice date. If the Borrower fails to give notification to the Bank of the method of repayment of a Bankers' Acceptance in accordance with the notice requirements set out above, then the Borrower shall be deemed to have converted the Bankers' Acceptance into a Prime Based Loan on the maturity date of the applicable Bankers' Acceptance.

                   PROVISIONS APPLICABLE TO PRIME BASED LOANS

The term "Prime Based Loans" means Prime rate based loans in Canadian Dollars made by the Bank to the Borrower. The term "Prime" means the annual rate of interest announced from time to time by the Bank as being its reference rate then in effect for determining interest rates on Canadian Dollar commercial loans in Canada.

                   PROVISIONS APPLICABLE TO LETTERS OF CREDIT

The term "Letters of Credit" means letters of credit issued by the Bank at the request of the Borrower. Letters of Credit shall not be issued for a period longer than one year without the prior consent of the Bank. Prior to utilizing the Credit Facility by obtaining a Letter of Credit, the Borrower shall deliver to the Bank a written Letter of Credit application in form and substance satisfactory to the Bank. Each such application shall be executed by the authorized signing officers of the Borrower and delivered to the Bank at least one business day prior to the date on which the Letter of Credit is to be issued.

              GENERAL SECURITY AGREEMENT - FLOATING CHARGE ON LAND

     1.   SECURITY INTEREST

     (a) For value received, the undersigned ("Debtor") hereby grants to ROYAL BANK OF CANADA ("RBC") a security interest, mortgage and charge (hereinafter collectively referred to as the "Security Interest') as hereinafter provided:

          (i) a security interest in the undertaking of Debtor and all of Debtor's present and after acquired personal property including, without limitation, all Goods (including all parts, accessories, attachments, special tools, additions and accessions thereto), Chattel Paper, Documents of title (whether negotiable or not), Instruments, Intangibles, Money and Securities now owned or hereafter owned or acquired by or on behalf of Debtor (including such as may be returned to or repossessed by Debtor) and including, without limitation, all of the following now owned or hereafter owned or acquired by or on behalf of Debtor:

               (A) all Inventory of whatever kind and wherever situate;

               (B) all equipment (other than Inventory) of whatever kind and wherever situate, including, without limitation, all machinery, tools, apparatus, plant, furniture, fixtures and vehicles of whatsoever nature or kind;

               (C) all Accounts and book debts and generally all debts, dues, claims, choses in action and demands of every nature and kind howsoever arising or secured and whether arising in connection with an interest in real or personal property or otherwise, including letters of credit and advices of credit, which are now due, owing or accruing or growing due to or owned by or which may hereafter become due, owing or accruing or growing due to or owned by Debtor ("Debts");

               (D) all deeds, documents, writings, papers, books of account and other books relating to or being records of Debts, Chattel Paper or Documents of title or by which such are or may hereafter be secured, evidenced, acknowledged or made payable;

               (E) all contractual rights and insurance claims; and

               (F) all patents, industrial designs, trade-marks, trade secrets and know-how including without limitation environmental technology and biotechnology, confidential information, trade-names, goodwill, copyrights, personality rights, plant breeders' rights, integrated circuit topographies, software and all other forms of intellectual and industrial property, and any registrations and applications for registration of any of the foregoing (collectively "Intellectual Property");

          (ii) a mortgage and charge as and by way of a floating charge, in all of Debtor's present and after acquired interest in property, assets and undertaking not secured in (i) above, including all real, immoveable and leasehold property and all easements, rights-of-way, privileges, benefits, licences, improvements and rights whether connected therewith or appurtenant thereto or separately owned or held, including without limitation, all structures, plant and other fixtures now owned or hereafter owned or acquired by or on behalf of Debtor (hereinafter collectively referred to as "Real Property"); and

          (iii)a security interest in all property described in Schedule "C" or any replacement or additional Schedule "C" now or hereafter annexed hereto;

and a Security Interest in all proceeds and renewals thereof, accretions thereto and substitutions therefor, all of the foregoing being hereinafter collectively referred to as the "Collateral".

     (b) The Security Interest granted hereby shall not extend or apply to and Collateral shall not include the last day of the term of any lease or agreement therefor but upon the enforcement of the Security Interest Debtor shall stand possessed of such last day in trust to assign the same to any person acquiring such term.

     (c) The terms "Goods", "Chattel Paper", "Document of Ttle", "Instrument", "Intangible", "Security", "proceeds", "Inventory", "equipment", "accession", "Money", "Account", "financing statement" and "financing change statement" whenever used herein shall be interpreted pursuant to their respective meanings when used in the Personal Property Security Act of the province where the herein mentioned branch of RBC is located, which Act, including amendments thereto and anyAct substituted therefor and amendments thereto is herein referred to as the "P.P.S.A.". Provided always that the term "Goods" when used herein shall not include "consumer goods" of Debtor as that term is defined in the P.P.S.A. and the term "Inventory" when used herein shall include livestock and the young thereof after conception and crops that become such during the term of this Security Agreement. Any reference herein to "Collateral" shall, unless the context otherwise requires, be deemed a reference to "Collateral or any part thereof".

2.   INDEBTEDNESS SECURED

     The Security Interest granted hereby secures payment and performance of any and all obligations, indebtedness and liability of Debtor to RBC (including interest thereon) present or future, direct or indirect, absolute or contingent, matured or not, extended or renewed, wheresoever and howsoever incurred and any ultimate unpaid balance thereof and whether the same is from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again and whether Debtor be bound alone or with another or others and whether as principal or surety (hereinafter collectively called the "lndebtedness"). If the Security Interest in the Coliateral is not sufficient, in the event of default, to satisfy all Indebtedness of Debtor, Debtor acknowledges and agrees that Debtor shall continue to be liable for any Indebtedness remaining outstanding and RBC shall be entitled to pursue full payment thereof.

3.   REPRESENTATIONSAND WARRANTIES OF DEBTOR

     Debtor represents and warrants and so long as this Security Agreement remains in effect shall be deemed to continuously represent and warrant that:

     (a) the Collateral is genuine and owned by Debtor free of all security interests, mortgages, liens, claims, charges, licences, leases, infringements by third parties, encumbrances or other adverse ciaims or interests (hereinafter collectively called "Encumbrances"), save for the Security Interest and those Encumbrances shown on Schedule "A" or hereafter approved in writing by RBC, prior to their creation or assumption;

     (b) all Intellectual Property applications and registrations are valid and in good standing and Debtor is the owner of the appications and registrations;

     (c) each Debt, Chattel Paper and Instrument constituting Collateral is enforceable in accordance with its terms against the party obligated to pay the same (the "Account Debtor"), and the amount represented by Debtor to RBC from time to time as owing by each Account Debtor or by all Account Debtors will be the correct amount actually and unconditionally owing by such Account Debtor or Account Debtors, except for normal cash discounts where applicable, and no Account Debtor will have any defence, set off, claim or counterclaim against Debtor which can be asserted against RBC, whether in any proceeding to enforce Collateral or otherwise;

     (d) the locations specified in Schedule "B" as to business operations and records are accurate and complete and with respect to Real Property and Goods (including Inventory) constituting Collateral, the locations specified in Schedule "B" are accurate and complete save for Goods in transit to such locations and Inventory on lease or consignment; and all buildings, fixtures or Goods about to become fixtures and all crops and all oil, gas or other minerals to be extracted and all timber to be cut which forms part of the Collateral will be situate at one of such locations;

     (e) Debtor has disclosed to RBC all environmental and other matters which could have a material effect on the financial condition or operations of Debtor; and

     (f) the execution, delivery and performance of the obligations under this Security Agreement and the creation of any security interest in or assignment hereunder of Debtor's rights in the Collateral to RBC will not result in a breach of any agreement to which Debtor is a party.

4.   COVENANTS OFTHE DEBTOR

     So long as this Security Agreement remains in effect Debtor covenants and agrees:

     (a) to defend the Collateral against the claims and demands of all other parties claiming the same or an interest therein; to diligently initiate and prosecute legal action against all infringers of Debtor~s rights in Intellectual Property; to take all reasonable action to keep the Collateral free from all Encumbrances, except for the Security Interest, licences which are cumpulsory under federal or provincial legislation and those shown in Schedule "A" or hereafter approved in writing by RBC, prior to their creation or assumption; and not to sell, exchange, transfer, assign, lease, license or otherwise dispose of Collateral or any interest therein without the prior written consent of RBC; provided always that, until default, Debtor may, in the ordinary course of Debtor's business, sell or lease Inventory and, subject to Clause 7 hereof, use Money available to Debtor;

     (b) to notify RBC promptly of:

          (i) any change in the information contained herein or in the Schedules hereto relating to Debtor, Debtor's business or Collateral;

          (ii) the details of any significant acquisition of Collateral;

          (iii) the details of any claims or litigation affecting Debtor or Collateral;

          (iv) any loss or damage to Collateral;

          (v) any default by any Account Debtor in payment or other performance of its obligations with respect to Collateral; and

          (vi) the return to or repossession by Debtor of Collateral;

     (c) to keep Collateral in good order, condition and repair and not to use Collateral in violation of the provisions of this Security Agreement or any other agreement relating to Collateral or any policy insuring Collateral or any applicable statute, law, by-law, rule, regulation or ordinance; to keep all agreements, registrations and applications relating to Intellectual Property and intellectual property used by Debtor in its business in good standing and to renew all agreements and registrations as may be necessary or desirable to protect Intellectual Property, unless otherwise agreed in writing by RBC; to apply to register all existing and future copyrights, trade-marks, patents, integrated circuit topographies and industrial designs whenever it is commercially reasonable to do so;

     (d) to do, execute, acknowledge and deliver such financing statements, financing change statements and further assignments, transfers, caveats, mortgages, notices, documents, acts, matters and things (including further schedules hereto) as may be reasonably requested by RBC of or with respect to Collateral in order to give effect to these presents and to pay all costs for searches and filings in connection therewith;

     (e) to pay all taxes, rates, levies, assessments and other charges of every nature which may be lawfully levied, assessed or imposed against or in respect of Debtor or Collateral as and when the same become due and payable;

     (f) to insure Collateral for such periods, in such amounts, on such terms and against loss or damage by fire and such other risks as RBC shall reasonably direct with loss payable to RBC and Debtor, as insureds, as their respective interests may appear, and to pay all premiums therefor;

     (g) to prevent Collateral, save Inventory sold or leased as permitted hereby, from being or becoming an accession to other property not covered by this Security Agreement;

     (h) to carry on and conduct the business of Debtor in accordance with all applicable laws, in a proper and efficient manner and so as to protect and preserve Collateral and to keep, in accordance with generally accepted accounting principles, consistently applied, proper books of account for Debtor's business as weil as accurate and complete records concerning Collateral, and mark any and all such records and Collateral at RBC's request so as to indicate the Security Interest; and

     (i) to deliver to RBC from time to time promptly upon request:

          (i) any Documents of Title, Instruments, Securities, Chattel Paper and duplicate certificates of title to Real Property constituting, representing or relating to Collateral;

          (ii) all books of account and all records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to Collateral for the purpose of inspecting, auditing or copying the same;

          (iii) all financial statements prepared by or for Debtor regarding Debtor's business;

          (iv)  all  policies  and   certificates   of  insurance   relating  to
     Collateral; and

          (v) such information concerning Collateral, Debtor and Debtor's business and affairs as RBC may reasonably request.

5.   USE AN D VERIFICATION OF COLLATERAL

     Subject to compliance with Debtor's covenants contained herein and Clause 7 hereof, Debtor may, until default, possess, operate, collect, use and enjoy and deal with Collateral in the ordinary course of Debtor's business in any manner not inconsistent with the provisions hereof; provided always that RBC shall have the right at any time and from time to time to verify compliance by Debtor with Debtor's obligations under this Security Agreement (including through inquiries with governmental agencies) and the existence and state of the Collateral in any manner RBC may consider appropriate and Debtor agrees to furnish all assistance and information and to perform all such acts as RBC may reasonably request in connection therewith and for such purpose to grant to RBC or its agents access to all places where Collateral may be located and to all premises occupied by Debtor.

6.   SECURITIES

     If Collateral at any time includes Securities, Debtor authorizes RBC to transfer the same or any part thereof into its own name or that of its nominee(s) so that RBC or its nominee(s) may appear of record as the sole owner thereof; provided that, until default, RBC shall deliver promptly to Debtor all notices or other communications received by it or its nominee(s) as such registered owner and, upon demand and receipt of payment of any necessary expenses thereof, shall issue to Debtor or its order a proxy to vote and take all action with respect to such Securities. After default, Debtor waives all rights to receive any notices or communications received by RBC or its nominee(s) as such registered owner and agrees that no proxy issued by RBC to Debtor or its order as aforesaid shall thereafter be effective.

7.   COLLECTION OF DEBTS

     Before or after default under this Security Agreement, RBC may notify all or any Account Debtors of the Security Interest and may also direct such Account Debtors to make all payments on Collateral to RBC. Debtor acknowledges that any payments on or other proceeds of Collateral received by Debtor from Account Debtors, whether before or after notification of this Security Interest to Account Debtors and whether before or after default under this Security Agreement shall be received and held by Debtor in trust for RBC and shall be turned over to RBC upon request.

8.   INCOME FROM AND INTEREST ON COLLATERAL

     (a) Until default, Debtor reserves the right to receive any Money constituting income from or interest on Collateral and if RBC receives any such Money prior to default, RBC shall either credit the same against the Indebtedness or pay the same promptly to Debtor.

     (b)  After   default,   Debtor  will  not  request  or  receive  any  Money
constituting income from or interest on Collateral and if Debtor receives any such Money without any request by it, Debtor will pay the same promptly to RBC.

9.   INCREASES, PROFITS, PAYMENTS OR DISTRIBUTIONS

     (a) Whether or not default has occurred, Debtor authorizes RBC:

          (i) to receive any increase in or profits on Collateral (other than Money) and to hold the same as part of Collateral. Money so received shall be treated as income for the purposes of Clause 8 hereof and dealt with accordingly; and

          (ii) to receive any payment or distribution upon redemption or retirement or upon dissolution and liquidation of the issuer of Collaterai; to surrender such Collateral in exchange therefor; and to hold any such payment or distribution as part of Collateral.

     (b) If Debtor receives any such increase or profits (other than Money) or payments or distributions, Debtor will deliver the same promptly to RBC to be held by RBC as herein provided.

10.  DISPOSITION OF MONEY

     Subject to any applicable requirements of the P.P.S.A. or other applicable law, all Money collected or received by RBC pursuant to or in exercise of any right it possesses with respect to Collateral shall be applied on account of Indebtedness in such manner as RBC deems best or, at the option of RBC, may be held unappropriated in a collateral account or released to Debtor, all without prejudice to the liability of Debtor or the rights of RBC hereunder, and any surplus shall be accounted for as required by law.

11.  EVENTS OF DEFAULT

     The happening of any of the following events or conditions shall constitute default hereunder which is herein referred to as "default":

     (a) the nonpayment when due, whether by acceleration or otherwise, of any principal or interest forming part of Indebtedness or the failure of Debtor to observe or perform any obligation, covenant, term, provision or condition contained in this Security Agreement or any other agreement between Debtor and RBC;

     (b) the death of or a declaration of incompetency by a court of competent jurisdiction with respect to Debtor, if an individual;

     (c) the bankruptcy or insolvency of Debtor; the filing against Debtor of a petition in bankruptcy; the making of an authorized assignment for the benefit of creditors by Debtor; the appointment of a receiver or trustee for Debtor or for any assets of Debtor or the institution by or against Debtor of any other type of insolvency proceeding under the Bankruptcy and Insolvency Act or otherwise;

     (d) the institution by or against Debtor of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against or winding up of affairs of Debtor;

     (e) if any Encumbrance affecting Collateral becomes enforceable against Collateral;

     (f) if Debtor ceases or threatens to cease to carry on business or makes or agrees to make a sale of a substantial portion of Debtor's assets or commits or threatens to commit an act of bankruptcy;

     (g) if any execution, sequestration, extent or other process of any court becomes enforceable against Debtor or if a distress or analogous process is levied upon the assets of Debtor or any part thereof; and

     (h) if any certificate, statement, representation, warranty or audit report heretofore or hereafter furnished by or on behalf of Debtor pursuant to or in connection with this Security Agreement or otherwise (including, without limitation, the representations and warranties contained herein) or as an inducement to RBC to extend any credit to or to enter into this or any other agreement with Debtor, proves to have been false in any material respect at the time as of which the facts therein set forth were stated or certified, or proves to have omitted any substantial contingent or unliquidated liability or claim against Debtor; or if upon the date of execution of this Security Agreement, there shall have been any material adverse change in any of the facts disclosed by any such certificate, representation, statement, warranty or audit report, which change shall not have been disclosed to RBC at or prior to the time of such execution.

11A. REALPROPERTY

     (a) For all purposes, including without limitation any application to register a crystailized floating charge under the Land Title Act (British Columbia) against any Real Property, the floating charge created by this Security Agreement shall be crystallized and become a fixed charge upon the earliest of:

          (i) any one of the events described in Section 11 hereof;

          (ii) a declaration by RBC pursuant to Section 12 hereof; or

          (iii) RBC taking any action pursuant to Section 13 hereof to appoint a Receiver or to enforce its Security Interest or realize upon all or any part of the Collateral.

     (b) In accordance with the Property Law Act (British Columbia), the doctrine of consolidation applies to this SecurityAgreement.

12.  ACCELERATION

     RBC, in its sole discretion, may declare all or any part of Indebtedness which is not by its terms payable on demand to be immediately due and payable, without demand or notice of any kind, in the event of default, or, if RBC considers itself insecure or that the Collateral is in jeopardy. The provisions of this clause are not intended in any way to affect any rights of RBC with respect to any Indebtedness which may now or hereafter be payable on demand.

13.  REMEDIES

     (a) Upon default, RBC may appoint or reappoint by instrument in writing, any person or persons, whether an officer or officers or an employee or employees of RBC or not, to be a receiver or receivers (hereinafter called a "Receiver", which term when used herein shall include a receiver and manager) of Collateral (including any interest, income or profits therefrom) and may remove any Receiver so appointed and appoint another in its stead. Any such Receiver shall, so far as concerns responsibility for its acts, be deemed the agent of Debtor and not RBC, and RBC shall not be in any way responsible for any misconduct, negligence or non-feasance on the part of any such Receiver, its servants, agents or employees. Subject to the provisions of the instrument appointing it, any such Receiver shall have power to take possession of Collateral, to preserve Collateral or its value, to carry on or concur in carrying on all or any part of the business of Debtor and to sell, lease, license or otherwise dispose of or concur in selling, leasing, licensing or otherwise disposing of Collateral. To facilitate the foregoing powers, any such Receiver may, to the exclusion of all others, including Debtor, enter upon, use and occupy all premises owned or occupied by Debtor constituting Collateral or wherein Collateral may be situate, maintain Collateral upon such premises, borrow money on a secured or unsecured basis and use Collateral directly in carrying on Debtor's business or as security for loans or advances to enable the Receiver to carry on Debtor's business or otherwise, as such Receiver shall, in its discretion, determine. Except as may be otherwise directed by RBC, all Money received from time to time by such Receiver in carrying out its appointment shall be received in trust for and paid over to RBC. Every such Receiver may, in the discretion of RBC, be vested with all or any of the rights and powers of RBC.

     (b) Upon default, RBC may, either directly or through its agents or nominees, exercise any or all of the powers and rights given to a Receiver by virtue of the foregoing sub-clause (a).

     (c) RBC may take possession of, collect, demand, sue on, enforce, recover and receive Collateral and give valid and binding receipts and discharges thereof and in respect thereof and, upon default, RBC may sell, lease, license or otherwise dispose of Collateral in such manner, at such time or times and place or places, for such consideration and upon such terms and conditions as to RBC may seem reasonable.

     (d) In addition to those rights granted herein and in any other agreement now or hereafter in effect between Debtor and RBC and in addition to any other rights RBC may have at law or in equity, RBC shall have, both before and after default, all rights and remedies of a secured party under the P.P.S.A. provided always, that RBC shall not be liable or accountable for any failure to exercise its remedies, take possession of, collect, enforce, realize, sell, lease, license or otherwise dispose of Collateral or to institute any proceedings for such purposes. Furthermore, RBC shall have no obligation to take any steps to preserve rights against prior parties to any Instrument or Chattel Paper or prior encumbrancers on any Real Property whether Collateral or proceeds and whether or not in RBC's possession and shall not be liable or accountable for failure to do so.

     (e) Debtor acknowledges that RBC or any Receiver appointed by it may take possession of Collateral wherever it may be located and by any method permitted by law and Debtor agrees upon request from RBC or any such Receiver to assemble and deliver possession of Collateral at such place or places as directed.

     (f) Debtor agrees to be liable for and to pay all costs, charges and expenses incurred by RBC or any Receiver or agent appointed by it, whether directly or for services rendered (including solicitors costs on a solicitor and his own client basis and auditors costs and other legal expenses and Receiver and agent remuneration), in operating Debtor's accounts, preparing or enforcing this Security Agreement, inspecting and determining the state of the Collateral, taking and maintaining custody of, preserving, repairing, processing, preparing for disposition and disposing of Collateral and in enforcing or collecting Indebtedness and all such costs, charges and expenses, together with any amounts owing as a result of any borrowing by RBC or any Receiver appointed by it, as permitted hereby, shall be a first charge on the proceeds of realization, collection or disposition of Collateral and shall be secured hereby.

     (g) RBC will give Debtor such notice, if any, of the date, time and place of any public sale or of the date after which any private disposition of Collateral is to be made as may be required by the P.P.S.A. or other applicable law.

     (h) Upon default and receiving written demand from RBC, Debtor shall take such further action as may be necessary to evidence and effect an assignment or licensing of Intellectual Property to whomoever RBC directs, including to RBC. Debtor apponts any officer or director or branch manager of RBC upon default to be its attorney in accordance with applicable legislation with full power of substitution and to do on Debtor's behalf anything that is required to assign, license or transfer, and to record any assignment, licence or transfer of the Collateral. This power of attorney, which is coupled with an iterest, is irrevocable until the release or discharge of the Security Interest.

14.  MISCELLANEOUS

      (a) Debtor hereby authorizes RBC to file such financing statements, financing change statements, caveats, mortgages, forms, security notices and other documents and do such acts, matters and things (including completing and adding schedules hereto identifying Collateral or any permitted Encumbrances affecting Collateral or identifying the locations at which Debtor's business is carried on and Collateral and records relating thereto are situate) as RBC may deem appropriate to perfect on an ongoing basis and continue the Security Interest, to protect and preserve Collateral and to realize upon the Security Interest and Debtor hereby irrevocably constitutes and appoints the Manager or Acting Manager from time to time of the herein mentioned branch of RBC the true and lawful attorney of Debtor, with full power of substitution, to do any of the foregoing in the name of Debtor whenever and wherever it may be deemed necessary or expedient.

     (b) Without limiting any other right of RBC, whenever Indebtedness is immediately due and payable or RBC has the right to declare indebtedness to be immediately due and payable (whether or not it has so declared), RBC may, in its sole discretion, set off against Indebtedness any and all amounts then owed to Debtor by RBC in any capacity, whether or not due, and RBC shall be deemed to have exercised such right to set off immediately at the time of making its decision to do so even though any charge therefor is made or entered on RBC's records subsequent thereto.

     (c) Upon Debtor's failure to perform any of its duties hereunder, RBC may, but shall not be obligated to, perform any or all of such duties, and Debtor shall pay to RBC, forthwith upon written demand therefor, an amount equal to the expense incurred by RBC in so doing plus interest thereon from the date such expense is incurred until it is paid at the rate of 15% per annum.

     (d) RBC may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges and otherwise deal with Debtor, debtors of Debtor, sureties and others and with Collateral and other security as RBC may see fit without prejudice to the liability of Debtor or RBC's right to hoid and realize the Security Interest. Furthermore, RBC may demand, collect and sue on Collateral in either Debtor's or RBC's name, at RBC's option, and may endorse Debtor's name on any and all cheques, commercial paper, and any other Instruments pertaining to or constituting Collateral.

     (e) No delay or omission by RBC in exercising any right or remedy hereunder or with respect to any Indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Furthermore, RBC may remedy any default by Debtor hereunder or with respect to any Indebtedness in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by Debtor. All rights and remedies of RBC granted or recognized herein are cumulative and may be exercised at any time and from time to time independently or in combination.

     (f) Debtor waives protest of any Instrument constituting Collateral at any time held by RBC on which Debtor is in any way liabie and, subject to Clause 13
(g) hereof, notice of any other action taken by RBC.

     (g) This Security Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns. In any action brought by an assignee of this Security Agreement and the Security Interest or any part thereof to enforce any rights hereunder, Debtor shall not assert against the assignee any claim or defence which Debtor now has or hereafter may have against RBC. If more than one Debtor executes this Security Agreement the obligations of such Debtors hereunder shall be joint and several and, unless the context otherwise requires, a reference to "Debtor" herein shall be deemed to be a reference to each of the undersigned.

     (h) Save for any schedules which may be added hereto pursuant to the provisions hereof, no modification, variation or amendment of any provision of this Security Agreement shall be made except by a written agreement, executed by the parties hereto and no waiver of any provision hereof shall be effective unless in writing.

     (i) Subject to the requirements of Clauses 13 (g) and 14 0) hereof, whenever either party hereto is required or entitled to notify or direct the other or to make a demand or request upon the other, such notice, direction, demand or request shall be in writing and shall be sufficiently given, in the case of RBC, if delivered to it or sent by prepaid registered mail addressed to it at its address herein set forth or as changed pursuant hereto and, in the case of Debtor, if deiivered to it or if sent by prepaid registered mail addressed to it at its last address known to RBC. Either party may notify the other pursuant hereto of any change in such party's principal address to be used for the purposes hereof.

     (j) This Security Agreement and the security afforded hereby is in addition to and not in substitution for any other security now or hereafter held by RBC and is intended to be a continuing Security Agreement and shall remain in full force and effect until the Manager or Acting Manager from time to time of the herein mentioned branch of RBC shall actually receive written notice of its discontinuance; and, notwithstanding such notice, shall remain in full force and effect thereafter until all Indebtedness contracted for or created before the receipt of such notice by RBC, and any extensions or renewals thereof (whether made before or after receipt of such notice) together with interest accruing thereon after such notice, shall be paid in full.

     (k) The headings used in this Security Agreement are for convenience only and are not to be considered a part of this Security Agreement and do not in any way limit or amplify the terms and provisions of this Security Agreement.

     (1) When the context so requires, the singular number shall be read as if the plural were expressed and the provisions hereof shall be read with all grammatical changes necessary dependent upon the person referred to being a male, female, firm or corporation.

     (m) In the event any provisions of this Security Agreement, as amended from time to time, shall be deemed invalid or void, in whole or in part, by any Court of competent jurisdiction, the remaining terms and provisions of this Security Agreement shall remain in full force and effect.

     (n) Nothing herein contained shall in any way obligate RBC to grant, continue, renew, extend time for payment of or accept anything which constitutes or would constitute Indebtedness.

     (o) The Security Interest created hereby is intended to attach when this Security Agreement is signed by Debtor and delivered to RBC.

     (p) Debtor acknowledges and agrees that in the event it amalgamates with any other company or companies it is the intention of the parties hereto that the term "Debtor" when used herein shall apply to each of the amalgamating companies and to the amalgamated company, such that the Security Interest granted hereby:

          (i) shall extend to "Collateral" (as that term is herein defined) owned by each of the amalgamating companies and the amalgamated company at the time of amalgamation and to any "Collateral" thereafter owned or acquired by the amalgamated company; and

          (ii) shall secure the "Indebtedness" (as that term is herein defined) of each of the amalgamating companies and the amalgamated company to RBC at the time of amalgamation and any "lndebtedness" of the amalgamated company to RBC thereafter arising.

The Security Interest shall attach to "Collateral" owned by each company amalgamating with Debtor, and by the amalgamated company, at the time of amalgamation, and shall attach to any "Collateral" thereafter owned or acquired by the amalgamated company when such becomes owned or is acquired.

     (q) In the event that Debtor is a body corporate, it is hereby agreed that The Limitation of Civil Rights Act of the Province of Saskatchewan, or any provision thereof, shall have no application to this Security Agreement or any agreement or instrument renewing or extending or collateral to this Security Agreement. In the event that Debtor is an agricultural corporation within the meaning of The Saskatchewan Farm Security Act, Debtor agrees with RBC that ail of Part IV (other than Section 46) of that Act shall not apply to Debtor.

     (r) This Security Agreement and the transactions evidenced hereby shall be governed by and construed in accordance with the laws of the province where the herein mentioned branch of RBC is located including, where applicable, the P.P.S.A. and the Land Title Act.

15.  COPY OF AGREEMENT AND FINANCING STATEMENT

     (a)  Debtor  hereby  acknowledges  receipt  of  a  copy  of  this  Security
Agreement.

     (b) Debtor waives Debtor's right to receive a copy of any financing statement or financing change statement registered by RBC or any verification statement pertaining to a registration by RBC.

16.  RBC BRANCH ADDRESS:

               12th floor, 335- 8 Ave SW, Calgary, Alberta

17.  NAME AND ADDRESS OF DEBTOR

     Debtor represents and warrants that the following information is accurate:

          INDIVIDUAL DEBTOR







          BUSINESS DEBTOR

          NAME OF BUSINESS DEBTOR

               OLYMPIC SEISMIC LTD.

          ADDRESS OF BUSINESS DEBTOR

               3750, 205 - 5TH Avenue S.W. Calgary, Alberta T2P 2V7

IN WITNESS WHEREOF Debtor has executed this Security Agreement on the date specified below.

WITNESS / OFFICER SIGNATURE*
(as to all signatures)



Name:


Address:


Professional
Capacity:

















* Officer certification required in B.C. only

* OFFICER CERTIFICATION
Your signature constitutes a representation that you are a solicitor, notary public or other person authorized by the Evidence Act, R.S.B.C. 1979. c. 116, to take affidavits for use in British Columbia and certifies the matters set out in
Part 5 of the Land Title Act as they pertain to the execution of this instrument.

                                  SCHEDULE "A"
                       (ENCUMBRANCES AFFECTING COLLATERAL)

                                  SCHEDULE "B"




1.   Locations of Debtor's Business Operations



     3750, 205 - 5 Ave SW Calgary Alberta


2.   Locations of Records relating to Collateral (if different from 1. above)


     As above


3.   Locations of Collateral (if different from 1. above)


     As above

                                  SCHEDULE "C"
                            (DESCRIPTION OF PROPERTY)



                                       N/A


















































                                - END OF DOCUMENT